                                                                    EXHIBIT 99.1

                            PRIDE INTERNATIONAL, INC.
                                   RIG STATUS


RIG STATUS AS OF 4-24-03

CERTAIN INFORMATION IN THE TABLE, INCLUDING EXPECTED CONTRACT EXPIRATION DATES, ARE ESTIMATES BASED ON CURRENT ARRANGEMENTS WITH PRIDE'S CUSTOMERS AND CURRENT EXPECTATIONS AS TO THE TIME REQUIRED FOR COMPLETION OF PROJECTS.

                                                          Current Contract
Offshore Fleet                Design          Area        From         To     Dayrate(1)                Comments
---------------------   ---------------    ---------     ------      ------   ----------    -------------------------------------

OWNED UNITS

DRILLSHIPS

Pride Africa            10,000' WD, DP     W Africa      Oct-99      Jun-05   $163,000

Pride Angola            10,000' WD, DP     W Africa      May-00      May-05   $162,000

SEMISUBMERSIBLES

Pride Brazil             5,000' WD, DP     Brazil        Jul-01      Jul-06   $134,000

Pride Carlos Walter      5,000' WD, DP     Brazil        Jun-01      Jun-06   $134,000

Pride North America      7,500' WD, Conv   W Africa      Aug-99      Aug-04   $164,000

Pride North Sea          1,000' WD, Conv   N Africa      Nov-02      Dec-03   $ 52,000

Pride South America      4,000' WD, DP     Brazil        Jan-03      Jan-05   $ 78,000

Pride South Atlantic     1,500' WD, Conv   Brazil        Oct-02      Oct-03   $ 53,000

Pride South Pacific      6,500' WD, Conv   W Africa      Jan-03      Mar-04   $ 98,000

Pride South Seas         1,000' WD, Conv   Mexico        Oct-02      Jun-05   $ 53,000

Pride Venezuela          1,500' WD, Conv   Venezuela     Feb-02      Feb-04   $ 79,000

Viking                   2,650' WD, Conv   USA


JACKUPS

   International

Pride Cabinda              300' ILC        W Africa      Aug-00      Aug-05   $ 50,000      In shipyard for 5-yr survey during 2Q03

Pride Hawaii               300' ILC        SE Asia       Nov-01      Aug-03   $ 63,000

Pride Montana              270' ILC        Mid-East      Jun-01      Jun-04   $ 47,000

Pride North Dakota         250' ILC        W Africa      Oct-02      Oct-04   $ 62,000

Pride Ohio                 250' ILC        Mid-East      Apr-02      Mar-04   $ 40,000




                                                                                            In shipyard for 5-yr survey during 3Q03
Pride Pennsylvania         300' ILC        India         Apr-01      Jun-03   $ 33,000      Next contract 6-03 to 6-06 @ $58,000

Pride Rotterdam            205' Accom      N Sea         Oct-02      Sep-03   $ 36,000

Pride West Virginia        300' ILC        India         Nov-02      Nov-04   $ 52,000

   Gulf of Mexico

Pride Alabama              200' MC         USA

Pride Alaska               250' MC         Mexico        Nov-02      Jul-05   $ 35,000

Pride Arizona              250' MS/TD      USA

Pride Arkansas             200' MC         USA

Pride California           250' MS/TD      Mexico        Aug-02      Oct-05   $ 33,000

Pride Colorado             200' MC         USA

Pride Florida              200' MC/TD      USA           Apr-03      Aug-03   $ 23,500

Pride Georgia              250' MS/TD      USA           Jan-03      May-03   $ 22,000

Pride Illinois             225' MS         USA

Pride Kansas               250' MC/TD      USA           Nov-02      Apr-04   $ 22,000      Dayrate indexed monthly

Pride Kentucky             250' MS         USA

Pride Louisiana            250' MS/TD      Mexico        Apr-02      Jul-06   $ 33,000

Pride Michigan             250' MS         USA

Pride Mississippi          200' MC/TD      Mexico        Sep-02      Apr-05   $ 37,000

Pride Missouri             250' MC/TD      USA           Apr-03      Jun-03   $ 21,000

Pride Nebraska             200' MC/TD      Mexico        Nov-02      Jan-06   $ 34,000

Pride Nevada               200' MC/TD      Mexico        Apr-02      Jul-06   $ 32,000

Pride New Mexico           200' MC         USA           Apr-03      Apr-04   $ 26,000

Pride Oklahoma             250' MS/TD      Mexico        Sep-02      Apr-05   $ 35,000

Pride South Carolina       200' MC/TD      Mexico        Jul-02      Mar-06   $ 32,000

Pride Tennessee            300' ILC/TD     USA           Feb-03      Apr-03   $ 24,000      Next in shipyard for upgrade


(1) DAYRATES SHOWN ARE CONTRACT DAYRATES. THEY EXCLUDE REIMBURSABLE ITEMS, MOBILIZATION AND DEMOBILIZATION FEES, BONUS AND OTHER ITEMS THAT CONSTITUTE REVENUES UNDER GENERALLY ACCEPTED ACCOUNTING PRINCIPLES, BUT THAT IT IS NOT PRACTICABLE TO DETERMINE WITH SPECIFICITY ON A PROSPECTIVE BASIS. THE COMPANY BELIEVES THIS INFORMATION IS USEFUL TO INVESTORS IN ESTIMATING REVENUES IN FUTURE PERIODS IN COMBINATION WITH THE CONTRACT TERM.

Dp Dynamically-positioned. Conv Conventionally moored. Accom Accommodation unit. ILC Ind. leg cantilever. ILS Ind. leg slot. MC Mat-supported cantilever. MS Mat-supported slot. TD Top drive.

                            PRIDE INTERNATIONAL, INC.
                                   RIG STATUS



                                                            Current Contract
Offshore Fleet                Design          Area         From         To      Dayrate(1)                Comments
---------------------   ---------------    ---------     -------     -------    ----------   --------------------------------------
Pride Texas                300' MC/TD      USA           Feb-03      May-03     $ 26,000

Pride Utah                  80' MC/TD      USA

Pride Wisconsin            300' ILS/TD     Mexico        Aug-02      Dec-03     $ 35,000     3-year new contract @ $36,000 awarded

Pride Wyoming              250' MS         USA

Platform Rigs               21  Units      GOM           Various     Various    $ 19,000(2)  10 of 21 rigs contracted

TENDERS

Al Baraka 1                650' WD         W Africa      Jun-01      Jun-03     $ 37,000

Alligator                  330' WD         W Africa

Barracuda                  330' WD         W Africa      Jun-02      Sep-03     $ 38,000

Ile De Sein                450' WD         SE Asia       Dec-02      Dec-04     $ 36,000

Piranha                    600' WD         SE Asia       Mar-03      Jun-05     $ 35,000     In shipyard for 5-yr survey during 2Q03

BARGES

Bintang Kalimantan          21' WD         W Africa      Sep-01      Sep-03     $ 30,000

Pride I                    150' WD         Venezuela     Jan-95      Jan-05     $ 25,000

Pride II                   150' WD         Venezuela     Jan-95      Jan-05     $ 25,000

MANAGED UNITS

SEMISUBMERSIBLE

Leiv Eiriksson           8,200' WD, DP     W Africa      Jan-02      Jun-03        **(3)     Management fee

JACKUPS

GP 19                      150' ILC        Venezuela     Dec-00      Jun-03        **        Management fee

GP 20                      150' ILC        Venezuela     Dec-00      Mar-04        **        Management fee




                                          RIG COUNT
LAND FLEET                          -----------------------
COUNTRY                             TOTAL         CONTRACTED              UTILIZATION
------------------------------      -----         ----------              -----------

   ARGENTINA DRILLING                 49            40                       82%
   ARGENTINA WORKOVER                100            91                       91%

   BOLIVIA DRILLING                    6             2                       33%
   BOLIVIA WORKOVER                    4             3                       75%

   COLOMBIA / EQUADOR DRILLING        16            12                       75%
   COLOMBIA WORKOVER                   8             6                       75%

   BRAZIL DRILLING(4)                  1             1                      100%
   BRAZIL WORKOVER(5)                  7             7                      100%

   VENEZUELA DRILLING                  8             2                       25%
   VENEZUELA WORKOVER                 34            13                       38%

   RUSSIA / KAZAKHSTAN                 3             2                       67%
   CHAD                                5             5                      100%
   OTHER LAND                         13             6                       46%

   TOTAL RIGS                        254           190                       75%


(1) DAYRATES SHOWN ARE CONTRACT DAYRATES. THEY EXCLUDE REIMBURSABLE ITEMS, MOBILIZATION AND DEMOBILIZATION FEES, BONUS AND OTHER ITEMS THAT CONSTITUTE REVENUES UNDER GENERALLY ACCEPTED ACCOUNTING PRINCIPLES, BUT THAT IT IS NOT PRACTICABLE TO DETERMINE WITH SPECIFICITY ON A PROSPECTIVE BASIS. THE COMPANY BELIEVES THIS INFORMATION IS USEFUL TO INVESTORS IN ESTIMATING REVENUES IN FUTURE PERIODS IN COMBINATION WITH THE CONTRACT TERM.

(2)  AVERAGE CONTRACT DAYRATE FOR THE RIG CLASS.

(3)  ** NOT APPLICABLE.

(4)  RIG MANAGED BY PRIDE, BUT OWNED BY A THIRD PARTY.

(5)  THREE RIGS MANAGED BY PRIDE, BUT OWNED BY THIRD PARTIES.



THE INFORMATION IN THIS RELEASE CONTAINS FORWARD-LOOKING STATEMENTS WITHIN THE MEANING OF SECTION 27A OF THE SECURITIES ACT OF 1933 AND SECTION 21E OF THE SECURITIES EXCHANGE ACT OF 1934. THESE FORWARD-LOOKING STATEMENTS INCLUDE STATEMENTS CONCERNING CONTRACT EXPIRATION DATES AND DAYRATES. SUCH STATEMENTS ARE SUBJECT TO A NUMBER OF RISKS, UNCERTAINTIES AND ASSUMPTIONS, INCLUDING WITHOUT LIMITATION EARLY TERMINATION BY THE CUSTOMER PURSUANT TO THE CONTRACT OR OTHERWISE, CANCELLATION OR COMPLETION OF CERTAIN CONTRACTS EARLIER THAN EXPECTED, OPERATIONAL DIFFICULTIES AND OTHER FACTORS DESCRIBED IN PRIDE'S MOST RECENT ANNUAL REPORT ON FORM 10-K, QUARTERLY REPORTS ON FORM 10-Q AND OTHER DOCUMENTS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, WHICH ARE AVAILABLE FREE OF CHARGE AT THE SEC'S WEBSITE AT WWW.SEC.GOV. PRIDE CAUTIONS YOU THAT FORWARD- LOOKING STATEMENTS ARE NOT GUARANTEES OF FUTURE PERFORMANCE AND THAT ACTUAL RESULTS OR DEVELOPMENTS MAY DIFFER MATERIALLY FROM THOSE PROJECTED IN THESE STATEMENTS.




Dp Dynamically-positioned. Conv Conventionally moored. Accom Accommodation unit. ILC Ind. leg cantilever. ILS Ind. leg slot. MC Mat-supported cantilever. MS Mat-supported slot. TD Top drive.